EXHIBIT 23.1
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                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated January 23, 2000, with respect to our audit of the financial statements included in ObjectSoft Corporation's Annual Report (Form 10-KSB) for the year ended December 31, 1999. We also consent to the reference to our firm under the caption "Experts".

 /s/  Richard A. Eisner & Company, LLP
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 RICHARD A. EISNER & COMPANY, LLP

 Florham Park, New Jersey
 January 30, 2001